EXHIBIT 10.1

CONFIDENTIAL TREATMENT REQUESTED – CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION. THE OMITTED PORTIONS HAVE BEEN REPLACED WITH “[***].”

Statement of Work #5 (“SOW”)
Xfinity Home Special Project Number 2

This Statement of Work (“SOW”) dated March 18, 2015 (“Effective Date”) between Support.com, Inc. (“Vendor”) and Comcast Cable Communications Management, LLC and any of its operating subsidiaries and affiliates which receive services from Vendor (“Comcast” or “Company”) incorporates and is governed by the terms and conditions contained in the Master Services Agreement dated October 1, 2013 (“Agreement”), by and between Comcast and Vendor.  In the event of any conflict between the terms and conditions of this SOW and the terms and conditions of the Agreement, the terms and conditions of the Agreement shall govern.  Any capitalized term used herein but not defined shall be as defined in the Agreement.

1.0           SERVICES

1.1           Scope of Services (the “Services”).                                                                           Vendor shall provide inbound customer service support for Xfinity Home Special Project #2 (the “Project”), as set forth below, to Comcast’s Xfinity Home customers (“Customers”) utilizing Vendor’s customer service representatives including only CSR repair agents (“CSRs,” each a “CSR” or “CSR Repair Agents” each a “CSR Repair Agent).

a. Support – Vendor shall use Comcast’s and Vendor’s proprietary tools to execute the Services for Customers as designated by Comcast and further outlined in Section 1.2.

b. Language Support – Vendor will provide the Services in the English language only unless otherwise agreed to in writing by the parties through the Change Management process (as defined in Section 13 below).

1.2	Inbound Requirements

a. Inbound Service Calling.  Vendor will provide inbound call support for return calls from Customers who Comcast determines have been sent a Keypad Battery Cartridge as directed by Comcast in relation to the Project.  Scripts, procedures and other specifications relating to the handling of inbound call support for the Project by Vendor shall be as specified by Company.

In exercising its rights and performing its obligations under this SOW, Vendor shall conduct its business and represent Company in a professional, ethical, legal and businesslike manner.  Vendor agrees that it will:  (a) utilize only competent personnel; (b) conduct its operations at all times in such a manner that its actions or the actions of its personnel will not jeopardize Company’s or its affiliates’ respective relationships with their communities of operation or with their actual or potential customers; and (c) ensure that personnel maintain a polite, cooperative manner when dealing with any and all prospective and actual customers.  Company shall have the right for any reason, not inconsistent with applicable laws, rules or regulations, to request that Vendor discontinue using any person or persons for the Vendor Services.  Said discontinuance shall take effect immediately upon Company's written or oral notice to Vendor, and Vendor shall not furnish such person or persons to Company to perform Vendor’s obligations under this SOW again without the prior written consent of Company.

Vendor will staff the call center for the Project subject to the specific request of a Company representative for more limited times or days, and subject to all applicable federal, state and local laws and restrictions.

1.3           Support Personnel. Vendor shall provide all customer service support personnel necessary to perform the Services required by this SOW in accordance with call volume forecasts provided by Comcast as described in Section 6 of this SOW (“Forecasts”).

1.4           Escalations.                                Vendor, when providing the Services, shall use the escalation procedures provided by Comcast in writing. Upon written notice from Comcast, Vendor shall promptly update documentation provided to Vendor’s CSRs with any modifications to the escalation procedures. Vendor shall ensure that its CSRs are informed of such modifications and receive training on the modifications, if necessary.

1.5           CSRs.                      Vendor’s criteria for selecting CSRs who provide the Services hereunder shall be selected from the existing pool of CSR Repair Agents, each of whom will have one (1) year of related experience in a customer service environment, experience taking XFINITY Home calls, and have successfully passed a technical test and completed an interview process.

1.6           Regulatory Compliance.  In addition to any other requirements contained in the Agreement or this SOW, Vendor shall comply during the term of this SOW, with all laws, statutes and regulations related to supporting and servicing residential security and low voltage services and systems in the state in which Vendor is located and the state(s) in which the CSRs are located.  Vendor shall obtain and maintain during the term of this SOW, all licenses, permits, registrations and other requirements of such states for Vendor and its CSRs.

2.0       DESIGNATED FACILITIES

2.1.           Locations:  Work from Home (“WFH”) Agents.   The parties agree that Vendor’s CSRs shall be home-based employees.  Vendor shall ensure that its CSRs perform the Services and other work for Comcast exclusively in the United States and/or Canada, unless otherwise stated in an amendment to this SOW, specific to each applicable non-US location. Notwithstanding the foregoing, Vendor may provide development related work on Vendor’s platform, Vendor’s software, back-office related work and Vendor’s Network Operations Centre (but not other Services or work paid for by Comcast) performed by employees and subcontractors in India.

3.0           TERM AND TERMINATION

3.1           Term.  This SOW shall commence as of the Effective Date and shall continue for a term of sixteen (16) weeks (“Initial Term”).  Although the parties do not anticipate this project extending beyond the Initial Term, Company may at its election renew this SOW for an additional one (1) month period starting at the end of the Initial Term, by providing notice of its election to renew at least thirty (30) days prior to the termination of the Initial Term (such additional period the “Renewal Term”).

3.2           Termination for Convenience. Notwithstanding anything in the Agreement to the contrary, Comcast shall have the right to terminate this SOW, at any time and for any reason, effective upon thirty (30) days prior written notice to Vendor.

4.0           TRANSITION RESOURCES

This section is intentionally omitted.

5.0           TRAINING

Vendor shall ensure that each person performing the Services has the necessary training to successfully perform their role in delivering the Services.  If Comcast requests curriculum development by Vendor to assist in training efforts, such development shall be billed at the rate shown in Section 8 (“Base Fees and Payment”).  Ongoing training includes a variety of refresher sessions as directed by Comcast.  Refresher session(s) will be determined based on the business needs of Comcast and from feedback received from Vendor’s Operations, Quality and Training teams.

5.1           Initial Training Sessions. Comcast will provide Vendor training personnel assigned to provide and support the Services (the “Training Program”) in a virtual environment. Vendor shall incorporate modifications to the Training Program as required by Comcast and as otherwise agreed upon by the parties.  Vendor may incorporate its proprietary internal learning tools and methods including learning simulations and automation technology. Vendor shall utilize Vendor assessment methods and tools and will provide documentation confirming that each person providing the Services has successfully completed the Training Program according to the criteria provided by Comcast. Comcast will pay supplemental remediation training at the Training Rate for Comcast requested ramp or increase to the Forecast.

5.2           Length.

Project Training	Training Hours Per CSR
Virtual Training	[***]

5.3           Continuing Education.  Comcast agrees to pay for all preapproved reasonable costs for on-going training and training development for Vendor’s CSRs due to changes to Comcast’s products, services, policies and procedures (collectively “Continuing Education Training”). Vendor shall provide Comcast an estimate for Continuing Education Training at least thirty (30) days prior to the date Vendor desires to commence such training and receive written approval prior to proceeding with such training.

5.4           Remedial Training.  Vendor shall be responsible for costs associated with all remedial training directed toward a specific person(s) to reinforce the Training Program (“Remedial Training”).  Vendor is responsible for identifying additional educational needs to support the Services and developing a monthly training plan to address such educational needs for such persons.

5.5           Attrition Training.  Vendor shall be responsible for all costs associated with providing the Training Program to new CSRs or other personnel filling positions due to the reduction or decrease in the total percentage of CSR’s or other personnel providing the Services not due to internal transfers or promotions.

5.6           Training to Floor Transition Process.  If applicable, Vendor will develop and present a documented training to floor transition process for Comcast review and approval prior to the first New Hire Training.  The process will document the length of transition and the number of teaching assistants supporting the trainer during transition. This process should be shared with Comcast at least fourteen (14) days prior to the New Hire Training class start date. The parties acknowledge that there will be no New Hire Training for this Project.

5.7           Up-Training.  Up-Training means the training of CSR(s) on additional services or opportunities not then being provided by Vendor or in cases where training needs to occur given new regional specific policies or procedures or billers.  Vendor may provide Up-Training as requested by Comcast.  In such cases, Comcast will pay for such Up-Training as set for in Section 8.4 below.  For any request for Vendor to perform Up-Training, Comcast will make such request, including the training requirements, the required duration of such additional training for each affected CSR, the agenda and the expected date of completion of the Up-Training, to Vendor in writing.  Any other Up-Training in excess of the forecasted training will be handled through the Change Management process set forth in Section 13 of this SOW.

6.0           HOURS AND STAFFING

6.1           Forecasts.  Comcast will prepare forecasts as set forth below.  Productive Hours shall mean the total number of hours spent by Vendor’s personnel assigned to provide the Services in talk time, hold time, available time, and wrap up time.  Unless otherwise agreed to by the parties, each forecast will include the Productive Hours Vendor will be required to deliver during the Hours of Operation specified below, using an estimated average handle time (“AHT”) of [***] and number of full time equivalent personnel (“FTE”) to fulfill the Productive Hours ( “Forecast”).  The parties may work together to revise a planning model for staffing FTE, AHT and other assumptions that support the delivery of Productive Hours (the “Staffing Plan”).  Initially, the Staffing Plan shall be as set forth in the table below, with Vendor delivering not less than the minimum number of billable hours specified for each weekly period during the Hours of Operation specified below, subject to the maximum number of billable hours specified for each such weekly period.  Any changes to the Staffing Plan will be handled through the Change Management process as set forth in Section 13 of this SOW.

Week	Date	Minimum Productive Hours	Maximum Productive Hours	Hours of Operation
1	[***]	[***]	[***]	[***]
2	[***]	[***]	[***]	[***]
3	[***]	[***]	[***]	[***]
4	[***]	[***]	[***]	[***]
5	[***]	[***]	[***]	[***]
6	[***]	[***]	[***]	[***]
7	[***]	[***]	[***]	[***]
8	[***]	[***]	[***]	[***]
9	[***]	[***]	[***]	[***]
10	[***]	[***]	[***]	[***]
11	[***]	[***]	[***]	[***]
12	[***]	[***]	[***]	[***]
13	[***]	[***]	[***]	[***]
14	[***]	[***]	[***]	[***]
15	[***]	[***]	[***]	[***]
16	[***]	[***]	[***]	[***]

a. 7-Day Outlook. Comcast will provide a seven (7) day rolling Forecast on a weekly basis which includes any other information which would be relevant for the Vendor to provide the Services, such as Comcast product changes or recurrent training requirements.  Billable hours will not be locked as per the traditional Line Adherence Tool (“LAT”) process.

6.2           Adjustments

a.           Comcast Requested Overtime.  Comcast may request Vendor to provide staffing for overtime Productive Hours.  All Overtime requests must be made in writing (including email) to Vendor by an authorized representative of Comcast. Vendor shall accept or decline the Overtime request within three (3) days of receipt by Vendor.  Approved Overtime will be paid to Vendor in accordance with the rate set forth in this SOW. Comcast shall only be responsible to pay Overtime if the Overtime is within the time/day requested by Comcast for the Productive Hours requested. Vendor shall include a copy of the Overtime preapproval with the supplemental information submitted with Vendor’s monthly invoice.

6.3 Other Forecasts.  Intentionally Omitted.

6.4 Personnel

a.           Full Time Managers.  To reduce attrition, all managers assigned for the performance of the Services shall be full-time Vendor employees.

b.           Key Vendor Personnel.  Key Vendor Personnel means Vendor’s employees in key positions that are deemed by Comcast to be critical to the success of the Services including: Trainer(s), Quality Analyst(s), Workforce Management personnel, Development Lead(s), and Operations Manager(s).  Key Vendor Personnel shall each be assigned to provide the Services during the term of this SOW.  Vendor may replace Key Vendor Personnel without providing Comcast with prior notice provided that the replacement has the same skill sets in all material respects as the Key Vendor Personnel being replaced. Comcast shall have the right to review the resume of such new Key Vendor Personnel.  Comcast will not be charged for any time necessary to train replacement Key Vendor Personnel.

c.           Staffing and Support Ratios.

Vendor shall maintain the following staffing and support levels during the term of this SOW unless otherwise notified by Comcast via the Change Management process as defined in Section 13 of this SOW:
•	Vendor ratios for Supervisor to CSR will be maintained at [***].
•	Vendor ratios for manager to Supervisor will be maintained at [***].
•	Vendor ratios for Quality Assurance managers to CSR personnel shall be maintained at [***].

7.0             MEETINGS AND IMPROVEMENTS

7.1               Meetings.  Vendor agrees to participate in daily, weekly and monthly status meetings to review performance metrics, goals, quality, and recommendations to improve business performance.

7.2               Improvements.                                To the extent applicable, Vendor shall provide recommended improvements to current business processes and provide documented plans to address these improvements to Comcast.

8.0           BASE FEES AND PAYMENT

8.1           Productive Hourly Rate.  Comcast shall pay Vendor in arrears each fiscal month (i.e. Mar 22 - Apr 21) based on the number of Productive Hours at the rate set forth below per Productive Hour.  As used herein, “Productive Hour(s)” means the total number of hours spent in talk time plus hold time plus available time plus wrap up time.  Notwithstanding anything to the contrary, wrap up time includes all time when the CSR is working on a customer issue.

8.2           Training Hourly Rate.  Comcast shall pay Vendor in arrears each fiscal calendar month the CSR Training Hourly Rate as set forth below for CSRs engaged in Training Programs or Training Programs.

8.3           Overtime Rate. Comcast shall pay Vendor in arrears each fiscal calendar month the CSR Overtime Rate of as set forth below per Productive Hour worked per CSR that meets the criteria set forth in Section 6.2 above.

8.4           Rates.

Designated Facility	Productive Hourly Rate	Overtime Hourly Rate	CSR Training and Up Training Hourly Rate	Training Development Hourly Rate
Work from Home CSRs	[***]	[***]	[***]	[***]

a.           Telco Reimbursement.  The Agreement (Section 4.14(a), Exhibit D and Appendix to Exhibits C and D) states that Comcast will provide telecommunications circuits, phone switch, ACD routing functionality, PBX for voice traffic, Workforce Management, Real-time Adherence, Real-time Monitoring, Call Recording, IVR, ECH data for historical reporting, process to request for Group and Skilling changes, connectivity to 3rd Party DMARCS, Real-Time Reporting, data for vendor scorecard creation, and daily call volume (“Telco Services”).  Alternatively, Comcast may elect to receive such Telco Services from Vendor, in which case Vendor will, via the Change Management process as described in Section 13 of this SOW, provide the Telco Services and pass through actual and reasonable corresponding usage, configuration and development charges.  In addition, in the event Vendor changes its service provider while delivering such Telco Services to Comcast, Vendor will, via the Change Management process as described in Section 13 of this SOW, charge Comcast a set-up charge, which the parties estimate shall not exceed a total of twenty thousand dollars ($20,000).

8.5           Staffing.  Vendor will deploy the number of FTEs required to perform the Services in accordance with the Staffing Plan set forth in Section 6.1 (“FTE Estimate”).  Comcast may adjust the FTE Estimate based on business needs, which may also require the parties to adjust the “Maximum Productive Hours,” as set forth in Section 6.1 entitled “Forecasts.”

8.6           Invoicing.  Vendor will generate separate invoices for this Project which will provide the Productive Hours worked by each CSR for invoice amount validation.

8.7           Up-training / Continuing Education:  Comcast will pay Vendor for Up-training / Continuing Education at the Productive Hourly Rate; and curriculum development at the Training Development Hourly Rate.   The number of hours for training and up-training cannot exceed the below volumes, based on the parties’ current outline for the Project:

a.	Vendor CSRs require [***] hours of up-training.
b.
Xfinity Home Return Up-Training – Vendor CSRs will require [***] hours of Xfinity Home (XH) return up-training when this Project concludes as they migrate back to the XH call type, based on the number of FTEs deployed as per the Staffing Plan in Section 6.1, and may require the parties to adjust such number of hours if the number of FTEs is adjusted as provided therein.

c.	Vendor will require [***] hours of curriculum development for XH return up-training.

Any changes to current outline for the Project, as stated in Section 8.7,  will be handled through the Change Management process as set forth in Section 13 of this SOW.

8.8           Outages.    Comcast will pay Vendor at the Productive Hourly Rate for any lost Productive Hours as a result of any downtime caused by a Comcast network outage that renders Vendor unable to provide the Services, provided that such lost Productive Hours when combined with the Productive Hours in which the Services were performed shall not exceed the total Production Hours set forth in the applicable Forecast, as adjusted pursuant to Section 6.  Comcast will not pay for any lost Productive Hours as a result of Vendor network, facility or telecommunications outage/downtime.

9.0           SERVICE LEVELS

Comcast and Vendor agree that Services under this SOW will not be included in or subject to other Service Level Targets under the Agreement for other programs or campaigns under other SOWs, although the parties will work together in good faith at Comcast’s request to specify applicable performance or other criteria to be measured and reported on in respect to Services under this SOW.

10.0           OPERATIONAL INFRASTRUCTURE

10.1           Incident Management

a.           In the event that Vendor experiences a complete service interruption or any interruption of Comcast tools or telephony, Vendor must notify Comcast’s National ROC at [***], within fifteen (15) minutes of incident detection.

b.           Vendor shall have key technical resources readily available to join Comcast’s conference bridge when there is any type of service disruption.

c.           Vendor shall participate in all calls or meetings and to document the resolution of any service disruption via a post mortem root cause analysis report which shall be provided to Comcast within three (3) days of issue resolution.

10.2           Maintenance Notification

a.           Vendor shall provide Comcast with no less than two (2) weeks advance written notice regarding any regularly scheduled remedial and or preventive maintenance.

b.           Vendor shall provide Comcast with written notice as to any requirement for emergency maintenance no less than twenty-four (24) hours after such determination has been made.

11.0	PROJECT DELIVERABLES

11.1           Requirements. Vendor will provide, at no additional cost to Comcast, call center metric reports electronically on a daily, weekly, monthly, quarterly and annual basis (as required) in a format easily imported into Excel spreadsheets in accordance with Comcast’s requirements. These reports will provide the information to be mutually agreed upon in writing by the parties.

12.0           ACCESS TO VENDOR SYSTEMS

Vendor shall provide Comcast with unimpeded password protected remote access to Vendor’s monitoring tools (e.g., tools used to monitor to Vendor’s personnel performing the Services on a random basis and/or to review electronic responses on a random basis, including, but, not limited to, remote monitoring of all inbound calls) prior to Vendor commencing to provide the Services. Vendor shall ensure that the remote monitoring capability provided to Comcast complies with applicable State and Federal laws. Comcast reserves the right to audit Vendor’s performance of this SOW and the Services by whatever means Comcast deems appropriate with or without notice to Vendor, including, but not limited to, customer surveys, monitoring calls and/or other work related activities (either onsite or remotely) provided as a part of the Services to the extent permitted under applicable law and, in the case of financial audits, on thirty (30) days written notice. Comcast may utilize Comcast personnel or third parties to conduct such audits. If requested by Comcast, Vendor will provide Comcast with copies of all records of Vendor’s performance of the Services, including, but not limited to, phone records, reports and such other information and records in the format requested by Comcast.

Comcast will timely provide such data from Comcast systems as may be necessary for Vendor to fulfill its obligations hereunder as well as data required for invoicing purposes. Comcast will provide Vendor with work force management and real time data necessary for Line Adherence and scheduling.

13.0           CHANGE MANAGEMENT

Comcast may at any time during the delivery of the Services request additions, deletions or alterations (a “Change”) to the program in writing or by using a Change Management Form (attached hereto as Exhibit A). Within ten (10) business days after receipt of a request for change or a Change Management Form, Vendor will submit a proposal to Comcast which shall include any changes in pricing or in the delivery of the Services necessitated by the change.  Comcast shall, within ten (10) business days of receipt of the proposal either (i) accept the proposal or Change; (ii) meet with Vendor to discuss the proposal or Change to determine if the proposal or the perform the Change in which event the parties shall continue to perform the Services in accordance with this SOW or as previously amended.  No such Change shall be considered nor shall Vendor be entitled to any compensation for work done pursuant to or in contemplation of a Change, unless such Change is authorized through either written amendment of this SOW or a Change Management Form executed by both parties.

Each party represents to the other that the person signing on its behalf has the legal right and authority to enter into the commitments and obligations set forth herein.

IN WITNESS WHEREOF, the parties have executed this SOW as of the date first above written.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC	SUPPORT.COM, INC.
By: /s/ Jennifer Yohe Wagner Print Name: Jennifer Yohe Wagner Title: Senior Vice President Procurement Date: 4/3/15	By: /s/ Greg Wrenn Print Name: Greg Wrenn Title: Senior Vice President, General Counsel & Secretary Date: 4/6/15

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION ***

EXHIBIT A
CHANGE MANAGEMENT FORM
Program:	PCR No.:
Originator:	Date:
Department:	Phone #:	Title:
Locations Impacted:
Requested Implementation Date:
Estimated Hours: (LOE)	☐Billable ☐Non-Billable	Billing Rate/Hour:
Fixed Fee Cost (if applicable)
Type of Change:
Scope of Change:	☐Minor (Anything within current contract)	☐Major (may require contract amendment) MUST BE REVIEWED BY Business and/or P&L Owner
Reason for Change: (give brief overview of the reason for the change i.e. due to additional business, project enhancements or resulting from a corrective action), and identify whether change is permanent or temporary

Area(s) of Change
Accounting/Payroll	Network
Data Processing	Resource Planning
General Facilities	Quality Assurance
Human Resources	Telecom
IT/BI	Training
Operations	Recruiting
Miscellaneous (Please describe below)
Other:
Description of Change(s) Requested: (describe the changes and how they affect each area or department, including key dates, requirements and billing information)

Comcast Authorization
Comcast Representative’s Signature                                                                __________________________________________
Print Name                           _______________________Date _______________________________

Support.com Authorization
Support.com Representative’s Signature __________________________________________
Print Name                           _______________________Date _______________________________